UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 2, 2006


                                    MDI, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    0-9463                    75-2626358
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(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)


               9725 Datapoint Drive
                 San Antonio, Texas                                78229
      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (210) 582-2664

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

         On February 2, 2006, MDI, Inc. issued a press release estimating certain financial results for the fourth quarter ended December 31, 2005 (furnished hereunder as Exhibit 99).


Item 9.01.  Financial Statements and Exhibits.

         Exhibit. The following exhibit is being filed herewith:

         99.1 Press Release issued by MDI dated February 2, 2006 estimating certain financial results for the fourth quarter ended December 31, 2005.

         The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated:  February 2, 2006                    MDI, Inc.



                                            By: /s/ Richard A. Larsen

                                            Richard A. Larsen
                                            Senior Vice President and Secretary


                                  EXHIBIT INDEX

Exhibit Number                           Description
--------------                           -----------

     99.1 Press Release issued by MDI dated February 2, 2006 estimating certain financial results for the fourth quarter ended December 31, 2005.